SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)      April 7, 1998
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                        McNEIL REAL ESTATE FUND XII, Ltd.
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             (Exact name of registrant as specified in its charter)





         California                     0-10743              94-2717957
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(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)




             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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               (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code      (972)  448-5800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 7, 1998, McNeil Real Estate Fund XII, Ltd. (the "Partnership") sold to W9/PHC Real Estate Limited Partnership, an unaffiliated buyer, Channingway Apartments, a 770 unit apartment complex, located in Columbus, Ohio, for a cash purchase price of $19,150,000. Net cash proceeds to the Partnership, after payoff of the first mortgage note and various closing costs, amounted to approximately $5,706,000.

                        McNEIL REAL ESTATE FUND XII, Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                                       McNEIL REAL ESTATE FUND XII, Ltd.



  April 14, 1998                       By: /s/  Brandon K. Flaming
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Date                                      Brandon K. Flaming
                                          Chief Accounting Officer of McNeil
                                            Real Estate Management, Inc.